EXHIBIT 10. 2

                               AMENDMENT NUMBER 1
                                       TO
                       REGULATION S SUBSCRIPTION AGREEMENT

         AMENDMENT NUMBER 1 TO REGULATION S SUBSCRIPTION AGREEMENT, dated as of September 19, 2003 (this "Amendment"), by and between CIRMAKER TECHNOLOGY CORPORATION, a Nevada corporation (the "Company"), and UNIVERSAL SECURITIES CORP., a Belize corporation ("Universal"). Capitalized terms used, but not otherwise defined, herein have the meanings ascribed to such terms in the Agreement (as hereinafter defined).

                                   BACKGROUND

         The Company and Universal are parties to that certain Regulation S Subscription Agreement, dated August 5, 2003 (the "Agreement"). The Agreement relates to the subscription by Universal for 7,500,000 shares of the Company's common stock at a price per share of $0.80 with aggregate gross proceeds payable to the Company of $6,000,000. The Agreement contains a provision which states that the subscription rights under the Agreement cannot be exercised unless certain subscription rights of Universal pursuant to a separate subscription agreement are first exercised. The parties desire to amend the Agreement to remove this restriction.

         NOW, THEREFORE, the parties hereto, intending to be legally bound and in consideration of the mutual agreements and covenants contained herein and in the Agreement, hereby agree to amend the Agreement as follows:

         1. Amendment to Section 1. Section 1 of the Agreement is hereby amended by deleting the following quoted text in its entirety from such section:

         "THIS SUBSCRIPTION MAY ONLY BE EXERCISED IF SUBSCRIBER HAS EXERCISED IN FULL AND FULLY PAID FOR 1,000,000 UNITS AT A PURCHASE PRICE OF U.S. $1.00 PER SHARE AS PROVIDED FOR IN A SEPARATE SUBSCRIPTION AGREEMENT OF EVEN DATE HEREWITH BETWEEN THE PARTIES HERETO."

         2. Agreement Remains in Force. Except as expressly set forth in this Amendment, the Agreement remains unmodified and in full force and effect.

         3. Counterparts; Facsimile Execution. This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute one and the same instrument. Facsimile execution and delivery of this Agreement is legal valid and binding execution and delivery for all purposes.

                            [signature page follows]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                              COMPANY

                              CIRMAKER TECHNOLOGY CORPORATION


                              By:      /s/ Bill Liao
                                 ---------------------------------
                                       Name:  Bill Liao
                                       Title: President

                              UNIVERSAL

                              UNIVERSAL SECURITIES CORP.


                              By:      /s/ Huang Ping-Wen
                                 ---------------------------------
                                       Name:  Huang Ping-Wen
                                       Title: President


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THE SECURITIES BEING SUBSCRIBED TO HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY JURISDICTION. THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS.

THE SECURITIES BEING SUBSCRIBED TO MAY NOT BE SOLD, OFFERED, OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A "U.S. PERSON" UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

                         CIRMAKER TECHNOLOGY CORPORATION

                       REGULATION S SUBSCRIPTION AGREEMENT
                              (FOREIGN SUBSCRIBERS)


Dated: August 5, 2003

---------------------------------- ---------------------------------------
NAME AND ADDRESS OF SUBSCRIBER          AMOUNT OF INVESTMENT

Universal Securities Corp.              U.S. $6,000,000
4F-2
No. 155 Kung Cheng Rd                   NUMBER OF UNITS PURCHASED
Lo Tung Town
Yi Lan Hsien                            7,500,000
Taiwan, Republic of China

---------------------------------- ---------------------------------------


          REGULATION S SUBSCRIPTION AGREEMENT, dated as of the date specified above, by and between CIRMAKER TECHNOLOGY CORPORATION, a Nevada corporation (the "Company"), and the undersigned subscriber (the "Subscriber").

BACKGROUND

          The Company is seeking to raise capital through an offering (the "Offering") to non-U.S. Persons of units (each a "Unit"). Each Unit consists of one share of the Company's Common Stock, $0.001 par value per share ("Common Stock"). The Subscriber desires to subscribe for the number of Units specified in the box above (the "Units").

          NOW, THEREFORE, in consideration of the premises and the respective promises hereinafter set forth, the parties hereto hereby agree as follows:

     1. SALE AND PURCHASE OF SECURITIES. Subject to compliance with applicable Taiwanese and other non-United States securities laws, the Subscriber hereby is granted the right to subscribe for all, or blocks of not less than 500,000 Units or, if less, the remaining unexercised portion of the Units provided for under this Agreement, of 7,500,000 Units at a price per Unit equal to U.S. $0.80 or an aggregate of U.S.$6,000,000 for 7,500,000 Units. THIS SUBSCRIPTION MAY ONLY BE EXERCISED IF SUBSCRIBER HAS EXERCISED IN FULL AND FULLY PAID FOR 1,000,000 UNITS AT A PURCHASE PRICE OF U.S. $1.00 PER SHARE AS PROVIDED FOR IN A SEPARATE SUBSCRIPTION AGREEMENT OF EVEN DATE HEREWITH BETWEEN THE PARTIES HERETO. If the undersigned desires to exercise this subscription, it shall provide written notice of its election to exercise to the Company accompanied by the payment of the subscription price by delivery of a certified check or through other means acceptable to the Company not later than 5:00 p.m. United States Eastern Daylight time on December 31, 2003. The Subscriber hereby



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acknowledges and agrees that this subscription shall be void and of no further force or effect if not exercised on or before 5:00 United States Eastern Standard Time on December 31, 2003. Furthermore, this subscription shall only be exercised for all of the Units or blocks of not less than 500,000 Units (or, if less, the remaining unexercised portion of the Units provided for herein, and no partial exercise shall be permitted.

     2. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber by his signature below hereby represents, warrants and certifies to the Company as follows:

          (a) The Subscriber is aware that the Offering has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws or regulations in reliance upon exemptions of Section 4(2) of the Securities Act and Regulation S thereunder, and similar exemptions under state law. The Subscriber will not offer or sell the Units, the shares of Common Stock constituting a part of the Units or the warrants constituting a part of the Units (collectively, such Units and the underlying shares of Common Stock and warrants to purchase Common Stock are hereinafter referred to as the "Securities") unless they are registered or are exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws or regulations.

          (b) The Subscriber is also aware that a legend will be placed on any certificate or certificates evidencing the Securities stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on transfers and sales thereof. The Company will place stop transfer instructions against the Securities and the certificates therefor to restrict the transfer thereof, except as may be prescribed by the Securities Act.

          (c) The Subscriber, or his adviser, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of, and protecting his interests in connection with, an investment in the Units. The Subscriber is aware of the risks involved in his investment herein.

          (d) The Subscriber has been provided with the opportunity to discuss the terms and conditions of this Offering and the business of the Company with members of management and to review all relevant financial information, books, records, and other information concerning the Company, such that the Subscriber is familiar with the business, finances and general prospects for the future of the Company which he may consider significant for the purpose of making an investment decision. The Subscriber acknowledges that he has reviewed the reports and other information filed by the Company (or others with respect to the Company) with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the Securities Act.

          (e) The Subscriber has the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. This Agreement constitutes the legal, valid and binding obligation of the Subscriber. If the Subscriber is a corporation or trust, the officer or trustee executing this Agreement represents and warrants that he is authorized to so sign; that the corporation or trust is authorized by the Articles (or Certificate) of Incorporation and By-laws of the corporation or by the trust agreement, as the case may be, to make this investment.

          (f) No representations, assurances or warranties have been made to the Subscriber, or his adviser, by the Company or by any of its respective officers, directors, agents, employees or affiliates, nor anyone else on their behalf, concerning, among others, the future profitability of the Company or the Subscriber's investment in it, and in entering into this transaction the Subscriber is not relying upon any information, other than the results of his, or his adviser's, own independent investigation.


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          (g) The Subscriber will not offer or sell the Securities (which term shall include any pre-arrangement for a purchase by a U.S. person or other person in the U.S.) directly or indirectly, in the United States or to any natural person who is a resident of the United States or to any other "U.S. person" (as defined below) or for the account or benefit of any "U.S. person" unless registered under the Securities Act and all applicable state laws or an exemption from the registration requirements of the Securities Act and similar state laws is available.

          (h) The Subscriber is neither a U.S. person nor acquiring the Securities for the account or benefit of any U.S. person. The Subscriber, if other than a natural person, was not formed for the purpose of acquiring the Securities.

          The Subscriber understands that a "U.S. person", as defined by Regulation S in Rules 901 through 905 promulgated under the Securities Act ("Regulation S"), includes any natural person resident in the United States; any partnership or corporation organized or incorporated under the laws of the United States; any estate of which any executor or administrator is a "U.S. person"; any trust of which any trustee is a "U.S. person"; any agency or branch of a foreign entity located in the United States; any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a "U.S. person"; any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and any partnership or corporation organized or incorporated under the laws of a jurisdiction other than the United States which was formed by a "U.S. person" principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Act) who are not natural persons, estates or trusts.

          (i) The Subscriber is making this subscription from his residence or offices at the address set forth above. The Subscriber understands that the exemption afforded by Regulation S requires that the purchasers of the securities not be in the United States when the offer is made. The purchase of the Securities hereunder by the Subscriber is in accordance with all securities and other laws of the jurisdiction in which it is incorporated or legally resident. This Agreement has not been executed or delivered by the Subscriber in the United States.

     3. INDEMNITY BY THE SUBSCRIBER. The Subscriber understands and acknowledges that the Company is relying on the representations made by the Subscriber herein, and, thus, hereby agrees to indemnify the Company, and its respective officers and directors, agents, attorneys, and employees, and agrees to hold them harmless from and against any and all loss, damage, liability, or expense, including reasonable attorney's fees, that it or any of them may suffer, sustain, or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the Subscriber under this Agreement.

     4. MARKET STANDOFF PROVISION. The Subscriber hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Subscriber shall not sell or otherwise transfer any Securities or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to Securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5. ADDITIONAL ACTION. The Subscriber shall, upon the request of the Company, from time to time, execute and deliver promptly to the Company all instruments and documents of further assurances or otherwise and will do any and all such acts and things as may be reasonably required to carry out the


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obligations of the Subscriber hereunder and to consummate the transactions contemplated hereby.

     6.   MISCELLANEOUS.

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns. This Agreement shall not be assignable, in whole or in part.

          (b) This Agreement and any additional agreements and other documents delivered pursuant hereto set forth the entire agreement and understanding of the parties in respect of the subject matter hereof and thereof and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof and thereof. This Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

          (c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

          (d) The invalidity or unenforceability of any provision of this Agreement shall not affect any other provisions hereof, and the remainder of the Agreement shall be construed as if such invalid or unenforceable provision were modified to the extent necessary to make it valid or enforceable but remain within the spirit of this Agreement, or if that is not possible, then omitted.

          (e) All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or sent by registered or certified mail, return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication if confirmed by mail to the Company at its current address and to the Subscriber at its address as it appears on the books and records of the Company. Notices shall be deemed to have been received on the date of personal delivery or facsimile, or if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the third business day after the date of mailing.

          (f) This Agreement shall be governed and construed by the laws of the State of New York, without giving effect to conflicts of law principles of such state.

                            [signature page follows]


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                            SUBSCRIBER SIGNATURE PAGE

     IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the date first above written.

                          FOR INDIVIDUALS:


                          ----------------------------------------
                          Print Name Above

                          ----------------------------------------
                          Sign Name Above


                          FOR ENTITIES:


                          UNIVERSAL SECURITIES CORP.


                          By:           Huang Ping Wen
                              ------------------------------------
                              Name:  Huang Ping-Wen
                              Title: President


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


                         CIRMAKER TECHNOLOGY CORPORATION
                             SUBSCRIPTION ACCEPTANCE

          IN WITNESS WHEREOF, the undersigned, intending to be legally bound, hereby accepts the subscription by Universal Securities Corp. to purchase 7,500,000 Units in accordance with the terms of the foregoing Subscription Agreement as of the date first above written.


                          CIRMAKER TECHNOLOGY CORPORATION



                          By:      Bill Liao
                              ------------------------------------
                          Its:     President
                              ------------------------------------



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